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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Caesars Entertainment, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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CAESARS ENTERTAINMENT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2004

I cordially invite you to attend our 2004 Annual Meeting of Stockholders of Caesars Entertainment, Inc. (the "Company").

Place:	Caesars Palace 3570 Las Vegas Boulevard South Las Vegas, Nevada 89109 (702) 731-7110
Time:	May 26, 2004 8:00 a.m. (local time)
Items of Business:	• To elect two directors;
• To approve the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan; and
• To conduct any other business that properly comes before the meeting.
Record Date:	You can vote if you are a stockholder of record as of the close of business on April 6, 2004.
Stockholder List:
A list of stockholders eligible to vote at the Annual Meeting of Stockholders will be available for inspection at the annual meeting, and at least ten days prior to the annual meeting, at the location of the meeting and at the executive offices of the Company at 3930 Howard Hughes Parkway, Las Vegas, Nevada, 89109 during regular business hours.
Proxy Voting:
Your vote is important. Whether you plan to attend the annual meeting or not, please complete, date, and sign the accompanying proxy card as soon as possible and return it in the postage-prepaid envelope provided, or use our 24-hour a day telephone or internet voting options.

Sincerely, By Order of the Board of Directors:

Bernard E. DeLury, Jr. Secretary Caesars Entertainment, Inc.
April 15, 2004 Las Vegas, Nevada

PROXY STATEMENT

CAESARS ENTERTAINMENT, INC.
3930 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89109
(702) 699-5000

        This Proxy Statement is solicited by the Board of Directors of Caesars Entertainment, Inc. (the "Company") and is being furnished to the stockholders of the Company in connection with its Annual Meeting of Stockholders to be held at Caesars Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on May 26, 2004 at 8:00 a.m. (local time), and at any adjournments of that meeting. We commenced mailing this proxy statement and the enclosed proxy card to stockholders on or about April 15, 2004. The Company paid the cost of preparing and mailing this proxy statement and proxy card to its stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What am I being asked to vote on?

Item One:	The election of A. Steven Crown and Gilbert L. Shelton, who are two nominees for re-election to the Board of Directors for terms of three years.
Item Two:	To approve the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan.

What constitutes a quorum for purposes of voting?

        A majority of the outstanding shares of common stock, represented either in person or by proxy at the meeting, will constitute a quorum for the transaction of business. As of the record date on April 6, 2004, there were                        shares of common stock outstanding, which constitutes all of the outstanding voting securities of the Company.

        Abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

How many votes are needed to approve each item?

        Item One:    The individuals receiving a plurality of the votes cast by holders of shares of common stock will be elected as directors. Abstentions and broker non-votes (if any) will not count as a vote for or against any director nominee.

        Item Two:    To approve the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan, a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote on the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan must vote "For" such plan. Abstentions will have the effect of a vote against the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan, whereas broker non-votes will not count as a vote for or against the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan.

        Other Matters:    For any other business that properly comes before the meeting, the affirmative vote of a majority of the shares present in person or by proxy is required. Abstentions and broker non-votes (if any) will have the effect of a vote against the matter being considered.

        Broker Voting:    Under the rules of the New York Stock Exchange, the election of directors is considered to be a "routine" matter upon which a brokerage firm that holds your shares in its name may vote on your behalf, even if you have not furnished the firm voting instructions within a specified period prior to the annual meeting. Under the rules of the New York Stock Exchange, approval of the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan is not a "routine" matter and therefore a brokerage firm that holds your shares in its name may not vote on your behalf, unless you have furnished the brokerage firm voting instructions within a specified period prior to the annual meeting.

How many votes do I have?

        Each share of the Company's common stock that you own entitles you to one vote. The proxy card shows the number of shares that you owned as of the record date for voting, which was April 6, 2004.

How does the Board of Directors recommend I vote on the proposals?

        The Board of Directors recommends a vote FOR each of the nominees for the Board of Directors. If you do not make a specific selection, your proxy will vote your shares as recommended by the current Board of Directors FOR the election of these nominees.

        The Board of Directors recommends a vote FOR approval of the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan. If you do not make a specific selection, your proxy will vote your shares as recommended by the current Board of Directors FOR the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan.

How do I vote?

        You may vote by proxy card, by telephone, by internet, or in person at the annual meeting. We encourage you to vote in advance by proxy card, telephone, or internet—even if you plan to attend the annual meeting.

        By Proxy Card:    To vote by proxy card, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed, postage pre-paid envelope. One of the individuals named on your proxy card (your "proxy") will vote your shares as you direct on your proxy card.

        By Telephone:    We have established a toll-free telephone number which is printed on your proxy card. You can use any touch-tone telephone to vote 24 hours a day, 7 days a week.

        By Internet:    We have established a secure website where you can also vote 24 hours a day, 7 days a week. The website address is listed on your proxy card.

Can I revoke my proxy after I have sent it in?

        Yes. You may revoke your vote at any time before the proxy is exercised in the following ways:

  •
  You may attend and vote in person at the annual meeting, which automatically revokes any previously received vote from you; or

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  You may send in a later-dated proxy card, or vote again by mail or internet. This will automatically revoke your earlier vote; or

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  You may notify the Secretary of the Company that you wish to revoke your previously mailed proxy card, your telephone or your internet vote. This must be done in writing and sent to his attention at this address:

Bernard E. DeLury, Jr., Secretary Caesars Entertainment, Inc. 3930 Howard Hughes Parkway Las Vegas, Nevada 89109

What if my shares are held in the name of my broker, bank, or another institution?

        You may vote now by mailing in the enclosed proxy card, or by using our telephone or internet voting. If you want to vote in person at the annual meeting, you must bring to the annual meeting an account statement or a letter from your institution indicating that you were the beneficial owner of the shares on April 6, 2004, the record date for voting.

ITEM 1
ELECTION OF DIRECTORS

        Our Board of Directors currently consists of ten members, although the Board has the authority to establish its membership at between one and twenty members. On March 29, 2004, Ralph C. Ferrara resigned from the Board of Directors. As of the date of this proxy statement the vacancy caused by Mr. Ferrara's resignation has not been filled, and the Company expects that the size of the Board will be reduced to nine members at the next meeting of the Board of Directors. The term of office for A. Steven Crown and Gilbert L. Shelton expires at this Annual Meeting of Stockholders. The directors are divided into three classes with staggered terms of office. One class has four directors and there are three directors in each of the second and third classes. At each annual meeting, one class of directors is elected to serve three-year terms.

        Each director elected at this Annual Meeting of Stockholders will hold office until the Annual Meeting of Stockholders in 2007 or until his successor has been elected. If any director resigns, dies, or is otherwise unable to serve out his/her term, the Board may fill such vacancy.

        The Board has nominated A. Steven Crown and Gilbert L. Shelton for re-election. The nominees have been selected on the basis of their exemplary service as current directors, their integrity and independence, their understanding of our business environment, and their willingness to devote substantial time to Board duties. For biographical information about each of these nominees, please see "Directors and Executive Officers" beginning on page 12. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" EACH OF THESE NOMINEES:

A. STEVEN CROWN
GILBERT L. SHELTON

ITEM 2
APPROVAL OF THE
CAESARS ENTERTAINMENT, INC.
2004 LONG TERM INCENTIVE PLAN

        On March 26, 2004, the Board of Directors adopted the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan (the "Plan"), subject to the approval of the Company's stockholders. The purpose of the Plan is to afford an incentive to directors, officers, employees and consultants of the Company, its subsidiaries and related entities (i.e., entities in which the Company or one of its subsidiaries holds at least 25% ownership interest) to continue as directors, officers, employees and consultants, as the case may be, to increase their efforts on behalf of the Company and promote the Company's business, by offering them an opportunity through equity-based compensation to participate in the Company's growth and success. If the Plan is approved by stockholders at the 2004 Annual Meeting, the Plan will replace the Park Place Entertainment Corporation 1998 Stock Incentive Plan, the Park Place Entertainment Corporation 1998 Independent Directors Stock Option Plan and the Park Place Entertainment Corporation Supplemental Retention Plan (the "Prior Plans"); no further awards would be made under the Prior Plans, but the Prior Plans will remain in effect with respect to awards previously made under the Prior Plans. If stockholders do not approve the Plan, the Plan will have no effect and awards may continue to be granted under the Prior Plans.

        The Board believes that the Plan, which provides flexibility to grant different types of equity-based awards, will enhance the long-term stockholder value of the Company by enabling the Company to tie a greater proportion of employee's total compensation to the overall performance of the Company, including increases in the price of the Company shares and the achievement of specific performance goals.

        The Plan is being submitted to the Company's stockholders in order to ensure its compliance with Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") and the recently-adopted New York Stock Exchange Corporate Governance Standards concerning stockholder approval of equity compensation plans. Section 162(m) denies a deduction by any publicly held corporation for certain compensation in excess of $1,000,000 per year paid by a publicly held corporation to the following individuals who are employed at the end of the corporation's taxable year ("Covered Employees"): the Chief Executive Officer, and the four other most highly compensated executive officers for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment of any such compensation, and that the plan be administered by "outside directors." Accordingly, if the Plan is approved by stockholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the Plan will not be subject to the deduction limit of Section 162(m).

PLAN DESCRIPTION

        The following summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached hereto as Annex A.

Administration of the Plan

        The Plan will be administered by the Compensation Committee of the Board of Directors of the Company or such other committee established by the Board of Directors of the Company (the

"Committee"). The Committee will have the full power and authority, subject to the terms of the Plan and applicable law, to:

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  grant awards;

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  designate grantees;

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  determine the types of awards to be granted;

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  determine the number of shares to be covered by awards, and the terms, provisions, conditions, restrictions and performance goals (if any) relating to any award;

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  determine and adjust performance goals for awards intended to comply with the requirements of Section 162(m) of the Code;

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  determine whether, to what extent, and under what circumstances an award may be settled in cash, shares of common stock, other securities, and the methods by which awards may be settled, exercised, cancelled, forfeited, exchanged or suspended;

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  determine whether and to what extent cash, shares of common stock, other securities, other awards, other property and other amounts payable with respect to an award may be deferred;

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  designate related entities whose directors, officers, employees and consultants may receive awards;

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  construe and interpret the Plan and any award to prescribe, amend and rescind rules and regulations relating to the Plan;

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  determine the terms and provisions of award agreements (which need not be identical for each grantee); and

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  make all other determinations deemed necessary or advisable for the administration of the Plan.

        Subject to the terms of the Plan and applicable law, the Committee may delegate its authorities under the Plan to grant awards to individuals who are not executive officers of the Company, subject to such conditions determined by the Committee. The Committee may also delegate its administrative duties as it may deem advisable. All determinations made by the Committee with respect to the Plan and any award will be final, conclusive and binding upon all persons. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor any of its delegates will have the authority to reprice (or cancel and regrant) any stock option or other award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders. No member of the Board of Directors of the Company or the Committee or any of their respective delegates will be liable for any action taken or determination made in good faith with respect to the Plan or any award granted under the Plan.

Eligibility

        Any director, officer, employee, or consultant of the Company or any of its subsidiaries or its related entities will be eligible to receive an award under the Plan. There are currently approximately 500 individuals who may be eligible to be selected to participate in the Plan.

Shares Reserved for Issuance

        The maximum number of shares of common stock with respect to which awards may be granted under the Plan is 20.0 million shares. A grantee under the Plan may not be awarded more than 5 million shares of common stock subject to stock options and no more than 10 million shares of common stock subject to awards other than stock options in a single year. Common stock delivered pursuant to an award may consist of authorized and unissued shares or shares acquired by the

Company on the open market, in private transactions or otherwise. If any award granted under the Plan is forfeited, cancelled, exchanged or surrendered without the delivery of common stock, then the shares covered by the award, or to which the award relates, will again be available for awards under the Plan. The closing price of a share of common stock on March 26, 2004, was $13.40 per share on the New York Stock Exchange.

        In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares, or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees under the Plan, the Committee will equitably adjust any or all of the maximum number and kind of shares of common stock or other property with respect to which awards may be granted under the Plan or to any particular grantee, the number or kind of shares of common stock or other property subject to outstanding awards, and the grant, exercise or purchase price with respect to any award or the performance goals applicable to outstanding awards.

Types of Awards

        The Plan provides for the grant of stock options (including options intended to be "incentive stock options" within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.

        Options.    The Committee will have sole and complete authority to determine the grantees to whom options will be granted under the Plan, the number of shares to be subject to options and the terms and conditions of options (including whether the option is an incentive stock option), provided that the per share exercise price of an option granted under the Plan may not be less than 100% of the fair market value (as defined in the Plan) of the common stock on the date of grant. The term of any option granted under the Plan may not exceed 10 years.

        Stock Appreciation Rights.    The Committee will have sole and complete authority to determine the grantees to whom stock appreciation rights will be granted under the Plan, the number of stock appreciation rights to be awarded, whether the stock appreciation rights will be granted independently or in tandem with an option grant and other terms and conditions of the award. A stock appreciation right granted in tandem with an option will only be exercisable to the extent the underlying option is exercisable. Stock appreciation rights will be paid out in an amount measured by the appreciation in the fair market value of the common stock from the date of grant to the date of exercise.

        Restricted Stock.    The Committee will have sole and complete authority to determine the grantees to whom awards of restricted stock will be granted under the Plan, the number of shares to be subject to the awards, and the terms and conditions of the awards, including whether the vesting of such an award will be subject to the attainment of one or more performance goals (as described below). A recipient of restricted stock has all the rights of a stockholder, including voting and dividend rights. Dividends paid on shares of restricted stock may be paid directly to the grantee or payment may be deferred to a later date, as determined by the Committee.

        Restricted Stock Units.    The Committee will have sole and complete authority to determine the grantees to whom awards of restricted stock units will be granted under the Plan, the number of restricted stock units to be awarded, and the terms and conditions of the awards, including whether the vesting of such an award will be subject to the attainment of one or more performance goals. Restricted stock units may be paid out in cash or common stock, as determined by the Committee, upon the expiration of the deferral period

        Other Stock-Based Awards.    Other stock-based awards, valued in whole or in part by reference to or otherwise based on shares of common stock, may be granted under the Plan. The Committee will have sole and complete authority to determine the grantees to whom the awards will be granted, the form of the award and all terms and conditions of the awards, including whether the vesting or payment of any portion of any such award will be subject to the attainment of one or more performance goals.

Performance Goals

        Under the Plan, the Committee has the authority to determine that vesting or payment of an award under the Plan will be subject to the attainment of one or more performance goals with respect to a performance period. Performance periods are determined by the Committee but are not shorter than twelve months. The performance goals may relate to all or any portion of the performance period. The performance goals may include any or a combination of, or maintenance of or a specified increase in, the following:

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  earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

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  earnings per common share (basic or diluted);

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  return on assets (gross or net), return on investment, return on capital, or return on equity;

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  return on revenues;

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  cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

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  economic value created;

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  operating margin or profit margin;

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  common stock price or total stockholder return;

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  cost targets, reductions and savings, productivity and efficiencies;

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  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions; and

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  personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, and the development of long-term business goals.

Termination of Employment

        Unless otherwise provided by the Committee in the award agreement, upon termination of a grantee's employment with or service to the Company, its subsidiary or related entity, the grantee will forfeit any outstanding options, restricted stock and restricted stock units. Treatment of stock appreciation rights and other stock-based awards upon termination of a grantee's employment with or service to the Company, its subsidiary or related entity will be set forth in the award agreement.

Change in Control

        Upon a change in control (as defined in the Plan) the restrictions, limitations and conditions applicable to outstanding awards will lapse, performance goals will be deemed to be fully achieved and the awards will become fully vested (and in the case of options, exercisable).

Transferability of Awards

        Unless otherwise provided by the Committee, awards granted under the Plan generally may not be transferred by a grantee other than by will or the laws of descent and distribution and may be exercised during the grantee's lifetime only by the grantee or his guardian or legal representative.

Term of the Plan, Amendment or Termination of the Plan

        The Plan will become effective upon its approval by the Company's stockholders. If the Plan is not so approved, the Plan will be of no force and effect and all shares reserved under the Prior Plans will remain available in accordance with the terms of the Prior Plans. No award may be granted under the Plan after the tenth anniversary of the effective date of the Plan.

        The Board of Directors of the Company may amend, alter, suspend, or terminate the Plan at any time, provided that no such amendment, alteration, suspension, or termination will be made without stockholder approval if such approval is necessary to comply with any tax, regulatory or stock exchange requirement. No amendment to or termination of the Plan will adversely affect any awards granted under the Plan without the grantee's permission.

NEW PLAN BENEFITS

        The benefits to be derived under the Plan by grantees cannot be determined, as the ultimate value of awards under the Plan depends on a variety of factors, including the market value of the common stock, and future grants under the Plan will be made at the sole discretion of the Committee, based on a variety of factors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive or to constitute tax advice and, among other things, does not describe state, local or foreign income and other tax consequences.

  Nonqualified Stock Options

        A grantee will not recognize any taxable income upon the grant of a nonqualified stock option, and the Company will not be entitled to a tax deduction with respect to such grant. Upon exercise of a nonqualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as ordinary income to the grantee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income. The grantee's tax basis for the common stock received pursuant to the exercise of a nonqualified stock option will equal the sum of the ordinary income recognized and the exercise price.

        A grantee who pays the option exercise price upon exercise of an option, in whole or in part, by delivering already owned shares of common stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

        In the event of a sale of common stock received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss.

  Incentive Stock Options

        A grantee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable income subject to applicable withholding taxes, and a tax deduction to the Company, if the incentive stock option is not exercised on a timely basis (generally, while the grantee is employed by the Company or within three months after termination of employment) or if the grantee subsequently engages in a "disqualifying disposition," as described below. In addition, the amount by which the fair market value of the common stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the grantee's alternative minimum taxable income.

        A grantee who pays the option exercise price upon exercise of an option, in whole or in part, by delivering already owned shares of common stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

        A grantee will recognize long-term capital gain or loss upon his or her disposition of shares acquired upon the exercise of an incentive stock option if such disposition occurs at least one year after the transfer of the shares to such grantee and at least two years after the date of grant of the incentive stock option. Such long-term capital gain or loss will be measured by the difference between the amount realized on such disposition and the option exercise price. If, however, a grantee disposes of shares acquired upon the exercise of an incentive stock option within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the grantee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares and will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the grantee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not be deductible by the Company.

  Stock Appreciation Rights.

        A grantee will not realize taxable income upon the receipt of stock appreciation rights and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, the Company will be entitled to a corresponding deduction, equal to the amount of income realized.

  Restricted Stock

        A grantee will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the grantee will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the grantee will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the grantee recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount, subject to the application of Section 162(m).

        Generally, upon a sale or other disposition of restricted stock with respect to which the grantee has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the grantee's basis in such shares.

  Restricted Stock Units and Other Stock-Based Awards

        In general, the grant of restricted stock units and other stock-based awards will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such an award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount, subject to the application of Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" APPROVAL OF THE
CAESARS ENTERTAINMENT, INC. 2004 LONG TERM INCENTIVE PLAN.

DIRECTORS AND EXECUTIVE OFFICERS

         The information below summarizes the Company's directors, including those directors nominated for re-election, and the Company's executive officers who are not directors.

	Age	Term Expires
Stephen F. Bollenbach, Director, Chairman of the Board	61	2005
Mr. Bollenbach has served as Chairman of the Board of the Company since December 31, 1998 pursuant to an employment agreement. He has been President and Chief Executive Officer of Hilton Hotels Corporation since May 1996. He served as director, Executive Vice President and Chief Financial Officer of The Walt Disney Co. from April 1995 until February 1996. He was President and Chief Executive Officer of Host Marriott Corporation from October 1993 until April 1995. Mr. Bollenbach is a director of Hilton Hotels Corporation, Hilton Group PLC, Time Warner Inc., and Catellus Development Corporation.
Wallace R. Barr, Director, President and Chief Executive Officer	58	2005
Mr. Barr has served as Director, President and Chief Executive Officer of the Company since November 19, 2002. He served as Executive Vice President and Chief Operating Officer of the Company from July 10, 2001 until November 19, 2002. Prior to that, Mr. Barr served as Executive Vice President and Co-Chief Operating Officer of the Company from January 31, 2001 to July 10, 2001, and Executive Vice President-Eastern Region of the Company since December 31, 1998. From January 1997 until December 31, 1998, he was Executive Vice President of Hilton Gaming Corporation. From June 1993 until December 1998, he served as Executive Vice President and Chief Operating Officer of Bally's Casino Holdings, Inc., during which time he was also the Chief Operating Officer of Bally's Park Place and the Atlantic City Hilton Resort.
Barbara Coleman, Director	53	2006
Ms. Coleman has served as a director of the Company since January 15, 1999. She has been the President of BBC Associates, LLC, an executive consulting firm serving businesses and philanthropic organizations, since 1998. From 1992 to 1998 she was President of the Amelior Foundation, a charitable organization.
A. Steven Crown, Director	52	2004
Mr. Crown has served as a director of the Company since December 31, 1998. He is General Partner of Henry Crown and Company (Not Incorporated), a company with diversified investments. Mr. Crown is a director of Hilton Hotels Corporation.
Clive S. Cummis, Director, Vice Chairman of the Board	75	2006
Mr. Cummis has served as a director of the Company since December 31, 1998 and as Vice Chairman of the Board since October 19, 2000. He served as Executive Vice President, Law and Corporate Affairs and Secretary of the Company from November 2, 1998 until December 31, 2001. Since December 31, 2001, he has been a senior advisor to the Company. Since 1971, Mr. Cummis has been a partner with the law firm of Sills Cummis Epstein & Gross P.C., which provides legal services to the Company, and is actively engaged as Chairman Emeritus of the law firm.
Peter G. Ernaut, Director	39	2005
Mr. Ernaut has served as a director of the Company since September 15, 2000. He has been a partner in the political consulting firm of Alliance Corporation since 1994, in addition to serving as President of the political consulting firm of Ernaut Strategies, Incorporated since January 2000. In January 2001, he became the Managing Director of Governmental Affairs and Public Policy with the law firm of Jones Vargas, which provides legal services to the Company.

Eric M. Hilton, Director	70	2006
Mr. Hilton has served as a director of the Company since December 31, 1998. He was a director of Hilton Hotels Corporation and served as Vice Chairman of the Board of Hilton Hotels Corporation until March 1997. William Barron Hilton and Eric Hilton are brothers.
William Barron Hilton, Director	76	2005
Mr. Hilton has served as a director of the Company since December 31, 1998. He has been Chairman of the Board of Hilton Hotels Corporation since February 1996, prior to which he served as Chairman of the Board and Chief Executive Officer of Hilton Hotels Corporation. William Barron Hilton and Eric Hilton are brothers.
Gilbert L. Shelton, Director	67	2004
Mr. Shelton has served as a director of the Company since December 31, 1998. He is a private investor.
Harry C. Hagerty, III, Executive Vice President and Chief Financial Officer	43
Mr. Hagerty has served as Executive Vice President and Chief Financial Officer of the Company since March 2002. He was the Chief Operating Officer of Akula Software, Inc. from October 2001 to March 2002, and Chief Financial Officer from April 2001 to October 2001. Since November 1999, Mr. Hagerty has served as the President of Venator Corporate Advisors. Mr. Hagerty also served as Managing Director, Investment Banking of BancBoston Robertson Stephens Inc. from March 1998 to November 1999. He was Managing Director, Investment Banking of Deutsche Morgan Grenfell Inc. from January 1994 through March 1998.
Bernard E. DeLury, Jr., Executive Vice President, Secretary and General Counsel	43
Mr. DeLury has served as Executive Vice President, Secretary and General Counsel of the Company since May 21, 2003, and prior to this position Mr. DeLury served as the Company's Senior Vice President, Secretary and General Counsel since January 31, 2003. Mr. DeLury served as Vice President and Deputy General Counsel of the Company from May 2001 to January 2003. Mr. DeLury joined the legal department of Bally's Park Place, Inc. then a subsidiary of Bally Manufacturing Corporation in 1990, as Staff Counsel. He subsequently served as Vice President and General Counsel, Eastern Region of Hilton Gaming, a division of Hilton Hotels Corporation from 1997 to 1999. He then served as Senior Vice President and General Counsel Eastern Region of the Company from 1999 to 2001. Mr. DeLury is an active member of the United States Naval Reserve holding the rank of Commander.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To our knowledge, based solely upon a review of the reports furnished to us and written representations by our reporting directors, officers and beneficial owners of more than 10 percent of the Company's equity securities, all reports required to be filed with the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended, were timely filed.

RELATED PARTY TRANSACTIONS

        Decisions concerning related-party transactions are required to be reviewed by our Audit Committee. The Company believes that the transactions described below are on terms at least as favorable as if obtained from non-related parties.

    Legal Services

    Clive S. Cummis, Vice Chairman of the Board, is Chairman Emeritus of the New Jersey law firm Sills Cummis Epstein & Gross P.C., which has provided and continues to provide legal services to the Company. The fees paid by the Company to the law firm did not exceed 5 percent of the firm's gross revenues for its last full fiscal year.

    Peter G. Ernaut, Director, is Managing Director of Governmental Affairs and Public Policy with the law firm of Jones Vargas, which has provided and continues to provide legal services to the Company. While Mr. Ernaut received compensation from the law firm in 2003, he did not participate in the profits of the firm. The fees paid by the Company to the law firm did not exceed 5 percent of the firm's gross revenues for its last full fiscal year.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The table below shows the beneficial ownership of the Company's common stock as of April 6, 2004, for: (1) each director; (2) each named executive officer in the Summary Compensation Table; and (3) the directors and executive officers as a group. The "Options Exercisable" column only includes the securities underlying options exercisable within sixty days after April 6, 2004. There were                        shares of common stock outstanding on April 6, 2004, not including treasury stock. Unless otherwise noted, the named individuals had sole voting power and sole investment power of the shares of the Company's common stock. The address for each current director and executive officer is 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

Name	Shares Beneficially Owned	Options Exercisable	Total	Approx. %
William Barron Hilton	22,933,230(1)	52,000	22,985,230	7.5%
A. Steven Crown	3,787,500(2)	56,000	3,843,500	1.2%
Stephen F. Bollenbach	290,000	2,000,000	2,290,000	*
Wallace R. Barr	29,401	998,500	1,027,901	*
Clive S. Cummis	12,600	250,000	262,600	*
Gilbert L. Shelton	20,000(3)	52,000	72,000	*
Eric M. Hilton	9,400	52,000	61,400	*
Barbara Coleman	3,200	52,000	55,200	*
Peter G. Ernaut	200	40,000	40,200	*
Harry C. Hagerty, III	0	143,750	143,750	*
Bernard E. DeLury, Jr.	3,048	56,250	59,298	*
Directors and executive officers as a group(4)	27,088,579	3,752,500	30,841,079	9.9%

*
Less than 1% of issued and outstanding shares of common stock of the Company.

(1)
Includes 16,216,584 shares owned by The William Barron Hilton Trust and 6,716,646 shares owned by The William Barron Hilton Family Trust.

(2)
Includes 5,000 shares beneficially owned by Mr. Crown's wife; 1,935,340 shares owned indirectly through Areljay, L.P., a partnership, a partner of which is a corporation of which Mr. Crown is a director, officer, and shareholder, and a second partner of which is a trust of which Mr. Crown is a beneficiary; 1,002,272 shares owned indirectly through the Arie and Ida Crown Memorial, a not-for-profit corporation of which Mr. Crown is a director and officer; 239,888 shares owned indirectly through the Crown Fund, a partnership of which Mr. Crown is a partner; and 600,000 shares owned indirectly through Pines Trailer Limited Partnership, a partnership, a partner of which is a corporation of which Mr. Crown is a director, officer, and shareholder, and a second partner of which is a partnership in which Mr. Crown is a partner. Mr. Crown disclaims beneficial ownership of the shares held by Areljay, L.P., the Arie and Ida Crown Memorial, the Crown Fund, and Pine Trailer Limited Partnership, except to the extent of his beneficial interest therein.

(3)
Includes 20,000 shares owned jointly by Mr. Shelton and his spouse, Dr. Judy Shelton, over which shares Mr. Shelton shares voting and investment powers.

(4)
These shares do not include the Rights granted pursuant to the Company's Supplemental Retention Plan. The Rights settle for common stock on a one-for-one basis upon the participant's retirement, with limited distribution available during employment. The Rights vest 20 percent on the first and second anniversaries of the grant date and 30 percent on the third and fourth anniversaries of the grant date.

PRINCIPAL STOCKHOLDERS

         The table below shows the amount of the Company's common stock owned by each person who, in addition to the director previously listed in "Security Ownership of Directors and Executive Officers", to our knowledge beneficially owned 5 percent or more of our outstanding common stock on April 6, 2004.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Wallace R. Weitz & Company One Pacific Place, Suite 600 1125 South 103rd Street Omaha, Nebraska 68124	38,820,400	(1)	12.7%
Ariel Capital Management, Inc. 307 North Michigan Avenue Suite 500 Chicago, Illinois 60601	24,921,290	(2)	8.16%
Conrad N. Hilton Fund 100 West Liberty Street Reno, Nevada 89501	16,498,736	(3)	5.4%
Barclays Global Investors, NA 42 Fremont Street San Francisco, California	15,884,351	(4)	5.2%

(1)
This information is based upon Schedule 13G/A filed with the Securities and Exchange Commission on January 23, 2004.

(2)
This information is based upon Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2004.

(3)
William Barron Hilton and Eric M. Hilton are two of the eleven directors of the Conrad N. Hilton Fund, a non-profit organization that funds the charitable activities of the Conrad N. Hilton Foundation, a non-profit organization. Mr. Barron Hilton and Mr. Eric Hilton disclaim beneficial ownership of the shares owned by the Fund. This information is based upon Schedule 13-G filed with the Securities and Exchange Commission on January 11, 1999.

(4)
This information is based upon Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004.

INFORMATION REGARDING THE BOARD
OF DIRECTORS AND ITS COMMITTEES

The Board of Directors

        In November 2003, the New York Stock Exchange (the "NYSE") adopted rules requiring that a majority of the Company's directors be "independent." The NYSE rules, which will be effective with respect to the Company as of the 2004 Annual Meeting of Stockholders, require a NYSE listed company to review whether the directors are "independent." The NYSE rules set forth circumstances under which a Board of Directors cannot deem a director to be "independent;" in particular, the NYSE rules provide that a Board of Directors cannot deem "independent" a director who is an employee. To classify a director as "independent" for purposes of the NYSE rules, the Company has to determine affirmatively that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). To make this determination, the Company, as permitted by the NYSE rules, adopted the following categorical standard: a director has no material relationship with the Company and therefore is independent if fees paid to an organization associated with the director do not exceed the greater of (i) $1 million or (ii) 2% of the consolidated gross revenues of the organization associated with the director.

        The Board assessed each director against this categorical standard and also considered whether there were any other relationships, direct or indirect, between the Company and each director that would cause each director not to be "independent," as defined by the NYSE rules.

        The Board affirmatively determined that a majority of the Board of Directors are "independent," as defined by the NYSE rules. Specifically, the following directors are "independent" pursuant to the categorical standard and the NYSE rules: Barbara Coleman, A. Steven Crown, Peter G. Ernaut, Eric M. Hilton, William Barron Hilton and Gilbert L. Shelton. Due to employment relationships with the Company, Messrs. Bollenbach, Barr and Cummis did not meet the NYSE's definition of "independent."

        The Company's directors are expected to regularly attend the annual and any special meetings of the Company's stockholders. All members of the Board of Directors attended the Company's Annual Meeting of Stockholders in May 2003 and the Company's Special Meeting of Stockholders in September 2003. The Company's directors are also expected to regularly attend meetings of the Board and Committees on which the directors sit, and to review prior to meetings the material distributed in advance of such meetings. The Board of Directors held eight meetings during 2003. Each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and the Committees of which he or she is a member.

        The Board's non-management directors, including directors who are not independent under the NYSE rules, meet in executive sessions, which sessions are chaired by the Chairman of the Board. The Company may also schedule executive sessions consisting only of directors who are independent under the NYSE rules. As of January 23, 2004, the Company's policy is to have an independent director preside over the executive sessions of independent directors. Under the Company's policy, the Chairman of the Board of Directors would preside over such executive sessions of independent directors, except where the Chairman is not an independent director. If the Chairman is not independent, the position of presiding director (the "Rotating Presiding Director") would rotate for each session of the independent directors based on the alphabetical order of the last names of the independent directors. To contact Mr. Bollenbach or the non-management directors as a group, please see the information below on stockholder communications with the Board of Directors.

        Stockholder Communications with the Board of Directors.    The Board of Directors has adopted a process by which the Company's stockholders can send written communication to the directors. Any stockholder desiring to communicate with the Board of Directors, or any one of the directors, may send a letter address to the Caesars Entertainment, Inc. Board of Directors, c/o Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109. The Board has instructed the Company's Secretary to promptly forward to the Board, or the individual director, all communications received.

Committees of the Board of Directors.

        The Board of Directors has standing Audit, Compensation, Compliance, Diversity and Nominating and Corporate Governance Committees.

Audit Committee

        The members of the Audit Committee are Gilbert L. Shelton (Chair), A. Steven Crown, Eric M. Hilton and William Barron Hilton. Ralph C. Ferrara served on the Audit Committee until March 29, 2004, when he resigned from the Board of Directors. The Board has determined that Mr. Shelton is the Audit Committee's "audit committee financial expert," as such term is defined in the rules and regulations promulgated by the Securities and Exchange Commission, and is, along with the other Audit Committee members, "independent," as defined by the NYSE rules. The Audit Committee met five times in 2003. The Audit Committee provides oversight of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee reviews the independence of the independent auditors, recommends to the Board the engagement and discharge of independent auditors, reviews with the independent auditors their audit reports, their scope of review and plan, their findings, their recommendations and their fees. The Audit Committee reviews the scope and results of the Company's procedures for internal auditing, sets staffing levels and compensation for internal audit personnel, the adequacy of internal accounting controls, and directs and supervises special investigations. The Audit Committee meets periodically with internal and independent auditors. The Audit Committee meets both with and without management in attendance. The Board adopted a written Audit Committee charter and it is attached hereto as Annex B and is available on the "Corporate Governance" section of the "About Us" section of Company's website at the internet address of www.caesars.com/corporate/aboutus/corporategovernance. A copy may also be obtained, without cost, by written request submitted to Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

REPORT OF AUDIT COMMITTEE

To the Board of Directors of Caesars Entertainment, Inc.:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2003.

        We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence and considered the compatibility of non-audit services with the auditors independence. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Dated: March 25, 2004.

Gilbert L. Shelton, Chair
A. Steven Crown
Ralph C. Ferrara*
Eric M. Hilton
William Barron Hilton

*
As indicated above, Mr. Ferrara resigned from the Board of Directors on March 29, 2004.

Compensation Committee

        The members of the Compensation Committee are A. Steven Crown (Chair), Barbara Coleman, Peter G. Ernaut, Eric M. Hilton and William Barron Hilton. The Board has determined that all Compensation Committee members are "independent," as defined by the NYSE rules. The Compensation Committee met five times in 2003. The Compensation Committee is comprised of outside directors and determines salary, bonus, stock option, and other compensation for executive officers of the Company, as well as overall employment and compensation practices of the Company in general. It administers the Company's 1998 Stock Incentive Plan and Supplemental Retention Plan and will administer the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan if approved at the Annual Meeting of Stockholders. The Compensation Committee reports to the Board of Directors regarding all its decisions concerning such plans. The Compensation Committee prepares an annual report in which it discusses the compensation of the Company executives and the philosophy behind that compensation. The Compensation Committee Charter is available on the "Corporate Governance" section of the "About Us" section of the Company's website at www.caesars.com/corporate/aboutus/corporategovernance. A copy may also be obtained, without cost, by written request submitted to Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. The Compensation Committee is responsible for establishing and administering the compensation philosophy, policies, and programs applicable to the executive officers of the Company, including specific decisions regarding each executive officer's compensation and the overall compensation practices of the Company.

        The Company is largely dependent upon the judgment, initiative, and effort of its executive officers for the successful conduct of its business. Therefore, the Compensation Committee's primary objective is to establish plans that will attract, retain, and motivate highly skilled and talented executives in a dynamic and competitive industry. This is accomplished through implementation of the following policies:

  •
  Ensuring that executive compensation is competitive within the gaming industry as well as within the realm of other public companies of similar size, scope and revenues;

  •
  Providing incentives to executives to increase stockholder value, both in the short term and in the long term;

  •
  Providing executives with a personal financial interest in the Company similar to the interest of our stockholders;

  •
  Linking executive compensation to Company performance; and

  •
  Reflecting the performance and contribution of each executive officer in the Committee's compensation determinations.

        Our executive officers are compensated through a combination of salary, performance bonuses, equity grants, and a deferred compensation program. The Company also pays benefits upon certain executive officers' deaths through an executive death benefit plan.

        In 2003, the Compensation Committee retained the services of one of the nation's leading human resource and executive compensation consulting firms, to advise it on matters related to executive compensation.

Salaries

        The Company entered into employment agreements with Messrs. Barr, Hagerty and DeLury. The employment agreements establish minimum annual base salaries for each executive. In setting salaries, we compare our salaries with those of other public companies, gaming and non-gaming, of similar size, scope of operations, and revenues. We also consider each officer's performance and responsibility level, as well as the Company's current financial condition and performance during the past fiscal year, such as growth in revenues, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earning per share, and strategic acquisition or disposition of assets.

Performance Bonuses

        At the beginning of each year, the Compensation Committee establishes performance objectives and the target potential bonus award for each executive officer, including the Chief Executive Officer. At the end of the performance period, the Compensation Committee determines the results achieved relative to such objectives, and establishes each executive officer's annual bonus.

        In May 2000, stockholders approved the Company's Executive Incentive Plan, which is intended to qualify certain compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which otherwise limits deductibility to $1 million for the Chief Executive Officer and each of the four other most highly compensated officers. In making compensation decisions, the Compensation Committee will take into account the effect of Section 162 (m) and the Executive Incentive Plan, while retaining the flexibility to approve compensation that it deems to be in the best interest of the Company and its stockholders, but which may not always qualify for full tax deductibility.

        The Committee established criteria for 2003 bonus awards that were based on the Company reaching certain targeted EBITDA and earnings per share objectives.

Stock Options

        Annual stock option grants are a critical component of the Company's long-term executive compensation program by linking a major portion of executive financial interests to the performance of our stock. Options increase the executive's motivation and incentive to continue with the Company and grow the value of its stock by providing the executive with the same opportunity to benefit from appreciation in the stock price as do other stockholders. Pursuant to their employment agreements, we awarded options to purchase shares of common stock to Messrs. Barr, Hagerty and DeLury. The size of the option grants to the executive officers reflects the Compensation Committee's judgment as to current and potential contribution of the individual executive officer to the present and future growth and profitability of the Company and to the creation of stockholder value.

Supplemental Retention Plan

        Effective November 1, 2001, the Company adopted the Supplemental Retention Plan ("SRP"). Under the SRP, senior executives of the Company and its subsidiaries may be granted supplemental retention rights ("Rights"). The Rights vest 20 percent on each of the first and second anniversaries of the date the Rights were granted and 30 percent on each of the third and fourth anniversaries of the date the Rights were granted. The Rights are payable in shares of the Company's common stock, on a one-for-one basis, upon the grantee's retirement, or the grantee may make a one-time election upon the grantee attaining retirement eligibility (age 65 or age plus years of service equal to 55) to have an "in service" distribution while still employed by the Company of up to 50 percent of the vested Rights. The SRP also provides for an adjustment in the number of Rights in a participant's account based upon dividends and distributions paid by the Company on the underlying shares of common stock form the date of grant.

        The grants of Rights to the named executive officers are set forth in the Summary Compensation Table under the caption "Restricted Stock Awards." The vesting schedule for these SRP Rights is explained in footnote 3 to the Summary Compensation Table.

        As described in this proxy statement, the Company is seeking stockholder approval for a new long-term incentive plan that will replace all of the existing plans, and allow the Company to make equity grants to its executives that are performance-based on more closely aligned with shareholder interests, while continuing to attract and retain the high caliber of executive talent necessary to continue to drive the Company to success.

Executive Deferred Compensation Plan

        Executive officers also may participate in a plan under which they may elect to defer any portion of their compensation in accordance with plan provisions. The Company provides a matching contribution of 50 percent of the first 10 percent of compensation deferred by the executive. The executive's interest in the Company's match vests at the rate of one-third per annum, with 100 percent acceleration in the event of death, permanent disability, change of control, or retirement at age 55 or thereafter.

Executive Death Benefit Plan

        The Company adopted an Executive Death Benefit Plan in fiscal year 2000 for the purpose of providing benefits to a select group of management employees. Each of the five most highly compensated executive officers qualifies for this plan. The plan provides, in the event of the executive's death, for the Company to pay a benefit equal to 150 percent of the sum of (a) the executive's base salary at the time of death plus (b) the bonus paid for the fiscal year in which the death occurs, with a maximum cap of $5 million, plus an amount to reimburse the executive's estate for taxes on the amount of the benefit paid.

Chief Executive Officer Compensation

        Mr. Barr's employment agreement provides for a minimum annual base salary of $1.0 million, with annual review by the Board of Directors. Mr. Barr is also eligible to receive an annual bonus subject to the criteria established by the Board of Directors. He was awarded a bonus for 2003 that was commensurate with those being paid to our other executive officers.

        The Committee continues to monitor the compensation and benefits paid to our executive officers to ensure that they are effective, appropriate, competitive and tax efficient.

Approved by the Compensation Committee of the Board of Directors, March 25, 2004,

A. Steven Crown, Chair
Barbara Coleman
Peter G. Ernaut
Eric M. Hilton
William Barron Hilton

Compliance Committee

        The members of the Compliance Committee are Clive S. Cummis (Chair), Barbara Coleman, A. Steven Crown, Eric M. Hilton and Gilbert L. Shelton. The Compliance Committee met five times in 2003. The Compliance Committee supervises the Company's efforts to ensure that its business and operations are conducted in compliance with the highest standards applicable to it as a matter of legal and regulatory requirements as well as ethical business practices. In particular, the Compliance Committee is responsible for the establishment and implementation of the Company's internal reporting system regarding compliance with regulatory matters associated with the Company's gaming operations. The Compliance Committee supervises the activities of the Company's Compliance Officer and communicates on a periodic basis with gaming regulatory agencies on compliance matters. It reviews information and reports regarding the suitability of potential key employees of the Company as well as persons and entities proposed to be involved in material transactions or relationships with the Company. The Company believes that the involvement of the Board in this endeavor creates an environment in which integrity and honesty are clearly identified as a critical component of our corporate culture.

Diversity Committee

        The members of the Diversity Committee are Barbara Coleman (Chair), Wallace R. Barr, Stephen F. Bollenbach and Peter G. Ernaut. The Diversity Committee met two times in 2003. The Diversity Committee is dedicated to the development and implementation of policies and programs that promote equality of opportunity in all facets of the Company's business. The Diversity Committee's goals are to increase diversity in the Company's workforce, management, and in its dealings with vendors, with special emphasis on identifying qualified females and ethnic minorities.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Stephen F. Bollenbach (Chair), William Barron Hilton and Gilbert L. Shelton. The Board has determined that Messrs. Hilton and Shelton are "independent," as defined by the NYSE rules. Immediately before the 2004 Annual Stockholder's Meeting, Mr. Bollenbach will step down as a member of the Nominating and Corporate Governance Committee, upon which his vacancy will be filled by a director who is "independent," as defined by the NYSE rules, and thereafter all members of the Nominating and Corporate Governance Committee will be "independent," as defined by the NYSE rules. The Nominating and Corporate Governance Committee met three times in 2003. The Nominating and Corporate Governance Committee evaluates and recommends candidates to the Board of Directors to fill positions on the Board of Directors and reviews matters that concern corporate governance. It reviews on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board, and reviews any potential conflicts of Board members when a prospective Board member is being considered for election to the Board. The Nominating and Corporate Governance Committee Charter is available on the "Corporate Governance" section of the "About Us" section of the Company's website at www.caesars.com/corporate/aboutus/corporategovernance. A copy may also be obtained, without cost, by written request submitted to Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

        Stockholder Nominations of Candidates to the Board of Directors.    Stockholders may recommend to the Nominating and Corporate Governance Committee candidates for the Board of Directors if the Company receives such recommendations 120 days before the anniversary date of the Company's most recent annual meeting. In considering the candidates submitted by stockholders, the Nominating and Corporate Governance Committee will consider the needs of the Board of Directors and the qualifications of the candidates.

        Stockholders who want to recommend a person as a candidate for the Board of Directors of the Company may do so by sending the following information to the Nominating and Corporate Governance Committee of the Board of Directors of the Company, c/o Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109: (1) name and address of the candidate; (2) a brief biographical sketch and resume of the candidate; (3) contact information for the candidate; (4) a document evidencing the candidate's willingness to serve as a director if elected and to submit to the necessary regulatory approvals; and (5) a signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held.

        Qualifications and Evaluations of Nominees to the Board of Directors.    The Board shall be responsible for nominating members for election to the Board, and the Board shall be responsible for filling vacancies on the Board that may occur between Annual Meetings of Stockholders. In selecting nominees, the Board of Directors considers, among other factors, a nominee's reputation for integrity and ethical dealings and willingness to devote adequate time and effort to the responsibilities of serving on the Board of Directors. The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending candidates to the Board for Board membership.

        The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if such directors and executive officers become aware of persons, meeting the general criteria described below, who have had a change in circumstances that might make such persons available to serve on the Board—for example, retirement of a person as a chief executive officer of a public company or from government or military service. The Nominating and Corporate Governance Committee may also periodically engage firms that specialize in identifying candidates for director. Currently, the Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. As described above, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that a potential candidate warrants further consideration, the Chair or another member of the Nominating and Corporate Governance Committee would contact the person. Generally, the Nominating and Corporate Governance Committee would review the person's accomplishments and qualifications in light of the accomplishments and qualifications of any other candidates that the Nominating and Corporate Governance Committee may be considering and conduct one or more interviews with the candidate. In certain instances, a member of the Nominating and Corporate Governance Committee may contact one or more references provided by the candidates or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate's accomplishments.

        The Nominating and Corporate Governance Committee does not set specific, minimum qualifications for nominees for the position of director. Candidates, however, should show leadership in their particular fields and have the ability to exercise sound business judgment. The Nominating and Corporate Governance Committee will select candidates to recommend to the Board of Directors with the goal of enhancing the Board's ability to manage and direct the affairs and business of the Company on the basis of, among other things, experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, and understanding of the Company's business environment. When applicable, the Nominating and Corporate Governance Committee will select a candidate with the potential to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or listing standards.

        There are no differences in how a nominee recommended by a stockholder would be evaluated as compared to any other nominee recommended by the Nominating and Corporate Governance Committee.

CODES OF ETHICS, CODE OF CONDUCT AND CORPORATE GOVERNANCE GUIDELINES

        Since the Company's inception, the Company's policy has been that the business of the Company is to be conducted in the most ethical manner and the Company executives, employees and representatives are to achieve for the Company the highest degree of respect and esteem of the public in general and those with whom the Company does business.

        To further these goals, the Company has adopted a Code of Conduct and an Ethics Statement, which applies to directors, officers and employees of the Company, a Code of Ethics for Chief Executive and Senior Financial Officers, which applies to the Company's President and Chief Executive Officer, Chief Financial Officer, Controller or persons performing similar functions, and Corporate Governance Guidelines. These materials are available on the "Corporate Governance" section of the "About Us" section of the Company's website at www.caesars.com/corporate/aboutus/corporategovernance. A copy of each of these documents may also be obtained, without cost, by written request submitted to Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

        The Company may satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Ethics for Chief Executive and Senior Financial Officers by posting such information on the "Corporate Governance" section of the "About Us" section of the Company's website at www.caesars.com/corporate/aboutus/corporategovernance. The Company may satisfy any disclosure requirements regarding waivers for executive officers and directors from the Code of Conduct or Ethics Statement by posting such information on the Company's website at www.caesars.com/corporate/aboutus/corporategovernance.

DIRECTOR COMPENSATION

        Annual Retainer.    Directors who are not officers of the Company or its subsidiaries earn an annual retainer fee of $45,000. The directors who chair committees of the Board receive an additional annual retainer of $3,500 except for the Audit Committee Chair who receives an additional annual retainer of $25,000.

        Options.    The Company grants each non-executive director an option to purchase 50,000 shares of the Company's common stock on the date of the director's initial election to the Board. The first 10,000 options vest on the date of grant and the remainder vest in equal installments over a four-year period, provided the director remains on the Board.

        Meeting Fees.    The Company compensates non-executive directors with a fee of $1,500 for attendance at each board, committee, and meeting of stockholders. We provide or reimburse all directors for travel and other related expenses related to their attendance at board meetings, committee meetings, meetings of stockholders, and other Company business functions.

        Independent Directors' Retirement Plan.    Any independent director who retires after reaching age 65, and who has completed ten years of service as a director, is entitled to an annual retirement benefit. The benefit is equal to the director's average annual fees, including meeting and committee attendance fees, during the 36 consecutive calendar months for which the director's fees were the highest. The benefits under this plan are payable for a maximum of ten years. If a director dies prior to retirement, but after reaching age 65, the director's surviving spouse is entitled to an annual spouse's benefit equal to one-half the benefit the director would have received had the director retired on the date of death. In the event a retired director dies prior to receiving ten annual payments, one-half of the annual benefit the director was receiving will be paid to the director's surviving spouse for the balance of the ten-year period.

EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

        The Company has entered into certain employment agreements with the named executive officers and directors. The agreements currently in effect are with Stephen F. Bollenbach, Wallace R. Barr, Harry C. Hagerty, III, and Bernard E. DeLury Jr. The key provisions of these agreements are summarized below.

        Stephen F. Bollenbach.    The Company has an employment agreement with Mr. Bollenbach in which he has agreed to serve as Chairman and advisor to the Board of Directors for the period from December 31, 1998 to July 1, 2005. Under the agreement, Mr. Bollenbach is paid an annual base salary of $100,000 per year, is not entitled to receive a bonus, and is not entitled to receive any benefits provided to the Company employees other than an annual vacation and reimbursement of expenses he may incur in providing his services under the agreement.

        Wallace R. Barr.    The Company has an employment agreement with Mr. Barr as President and Chief Executive Officer for the period from November 19, 2002 to March 31, 2006, which term automatically renews for successive one year periods unless either the Company or Mr. Barr elects not to renew. Mr. Barr's minimum annual base salary is $1.0 million, with an annual bonus depending upon the performance of the Company and Mr. Barr and subject to the criteria established by the Board of Directors. Pursuant to the employment agreement, Mr. Barr is entitled to a supplemental retirement benefit equal to 3% of total cash compensation for each year of service through December 31, 2005 and the Company maintains a $2.2 million term life insurance policy for the benefit of Mr. Barr's designated beneficiary during the term of Mr. Barr's employment. Pursuant to the employment agreement, Mr. Barr was granted 1.45 million stock options under the Company's 1998 Stock Incentive Plan and 635,000 rights under the Company's Supplemental Retention Plan, which options and rights vest over four years. If Mr. Barr is terminated without cause, Mr. Barr shall be entitled to his base salary for the balance of the term of the employment agreement or twenty-four months, whichever is greater, plus (a) his annual bonus for the same period; (b) any remaining unvested stock options and rights would immediately vest and become exercisable; and (c) health and dental benefits will be continued as provided in the employment agreement.

        Harry C. Hagerty, III.    The Company has an employment agreement with Mr. Hagerty as Executive Vice President and Chief Financial Officer for the period from March 25, 2002 to February 28, 2005, which term automatically renews for successive one year periods unless either the Company or Mr. Hagerty elects not to renew. Effective March 24, 2003, Mr. Hagerty's minimum annual base salary is $750,000, with an annual bonus depending upon the performance of the Company and Mr. Hagerty and subject to the criteria established by the Chief Executive Officer and the Board of Directors. Pursuant to the employment agreement, Mr. Hagerty was granted stock options under the Company's 1998 Stock Incentive Plan, which options vest over time. If Mr. Hagerty is terminated without cause, Mr. Hagerty shall be entitled to his base salary for the balance of the term of the employment agreement or twelve months, whichever is greater, plus (a) the average of the annual bonuses paid for the last three years or the annual bonus paid in the prior year, whichever is greater, (b) any remaining unvested stock options that would have vested during the term of the employment agreement will immediately vest and become exercisable, and (c) health and dental benefits will be continued as provided in the employment agreement.

        Bernard E. DeLury, Jr.    The Company has an employment agreement with Mr. DeLury as Executive Vice President, Secretary and General Counsel for the period from February 1, 2003 to January 31, 2006, which term automatically renews for successive one year periods unless either the Company or Mr. DeLury elects not to renew. Mr. DeLury's minimum annual base salary is $450,000, with an annual bonus depending upon the performance of the Company and Mr. DeLury and subject to the criteria established by the Chief Executive Officer and the Board of Directors. Pursuant to the employment agreement, Mr. DeLury was granted stock options under the Company's 1998 Stock Incentive Plan, which options vest over time. If Mr. DeLury is terminated without cause, Mr. DeLury shall be entitled to his base salary for the balance of the term of the employment agreement or twelve months, whichever is greater, plus the average of the annual bonuses paid for the last three years or the annual bonus paid in the prior year, whichever is greater. In the event of a change of control of the Company and the successor terminates Mr. DeLury, without cause, he shall be paid 24 months of salary or the remaining balance of the term of the employment agreement, whichever is greater, plus the average of the annual bonuses paid for the last three years or the annual bonus paid in the prior year, whichever is greater.

        Change of Control Agreements.    The Company's Board of Directors has approved a Change of Control Agreement ("Control Agreement") which has been entered into with Messrs. Barr and Hagerty (collectively, "Participants").

        If there is a Change of Control (as defined below), the Company agrees to continue to employ each Participant for a three-year period (or the expiration of the Participant's employment agreement, if longer) or until the Participant's retirement, if earlier ("Employment Period"), in a position which is at least commensurate with the Participant's position prior to the Change of Control. During the Employment Period, the Company or any individual, entity, or group who effects a Change of Control will provide the Participant with base salary, annual bonuses and incentive, savings, retirement and benefit plans which are at least equal to the coverage in effect prior to the Change of Control. If, following a Change of Control, the Participant is terminated without cause or resigns for good reason (as both terms are defined in the Control Agreement), each Participant will receive payments aggregating up to 2.99 times annual salary and bonus. The Participant is also entitled to receive benefits under the Company's benefit plans during the remainder of the Employment Period. The

Control Agreements generally continue for renewable three-year terms or until the Participant's normal retirement date, if earlier.

        Change of Control is generally defined to be: (i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (excluding the Company, any employee benefit plan or trust sponsored or maintained by the Company, Barron Hilton or the Conrad N. Hilton Fund) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; (ii) a change in a majority of the membership of the incumbent Board of Directors other than in the ordinary course; (iii) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company that results in the Company's pre-transaction stockholders owning 60% or less of the successor entity; or (iv) a complete liquidation or dissolution of the Company.

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid to (i) the Company's Chief Executive Officer, and (ii) each of its other two most highly compensated executive officers as of December 31, 2003 who, together with the Chief Executive Officer, constituted the only persons who were serving as executive officers at such date (collectively "named executive officers") for services rendered during its fiscal years ended 2001, 2002 and 2003.

		Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation		Restricted Stock Awards		Securities Underlying Options	All Other Compensation
Wallace R. Barr President and Chief Executive Officer	2003 2002 2001	$ $ $	998,462 823,846 775,000	$ $ $	1,225,000 814,357 620,000	$ $ $	20,908 0 0	635,000(3) 0 120,000	(3)	1,450,000 0 128,000	$ $ $	29,551 28,907 100,073(2)	(2) (2)
Harry C. Hagerty, III Executive Vice President and Chief Financial Officer	2003 2002 2001	$ $	692,308 384,615 N/A	$ $	588,750 322,936 N/A	$ $	3,017 25,087 N/A	80,000 0 N/A	(3)	100,000 400,000 N/A	$ $	2,417 1,399 N/A	(2) (2)
Bernard E. DeLury, Jr. Executive Vice President, General Counsel and Secretary	2003 2002 2001	$ $ $	410,961 266,538 225,000	$ $ $	454,500 160,712 100,000	$ $ $	0 0 0	40,000 0 0	(3)	50,000 15,000 15,000	$ $ $	37,297 27,533 25,197	(2) (2) (2)

(1)	Awards of annual bonuses are made by the Compensation Committee. All bonuses awarded, whether paid prior or subsequent to any fiscal year-end, are attributed in this table to the year in which the bonus was earned.
(2)
Includes matching contributions made by the Company under the Executive Deferred Compensation Plan and the Company's 401(k) Plan, the premiums paid by the Company for disability and life insurance as follows:
	Year	Deferred Comp Match		401(k)		Premiums
Wallace R. Barr	2003 2002 2001	$ $ $	0 0 71,831	$ $ $	8,750 8,250 7,650	$ $ $	20,801 20,657 20,592
Harry C. Hagerty, III	2003 2002 2001	$ $	0 0 N/A	$ $	0 0 N/A	$ $	2,417 1,399 N/A
Bernard E. DeLury, Jr.	2003 2002 2001	$ $ $	27,334 18,327 15,982	$ $ $	8,750 8,125 8,135	$ $ $	1,213 1,081 1,081
(3)	Represents supplemental retention rights ("Rights") awarded to the named executive officer by the Company under its Supplemental Retention Plan ("SRP"), as follows: Mr. Barr received a grant on November 1, 2001 at a grant closing price of $7.74. Mr. Barr received a grant on January 15, 2003 at a grant closing price of $7.85. Mr. Hagerty received a grant on March 25, 2003 at a grant closing price of $7.145. Mr. DeLury received a grant on January 28, 2003 at a grant closing price of $7.55. Mr. DeLury received a grant on February 24, 2003 at a grant closing price of $6.85. The Rights vest 20% on each of the first and second anniversaries of the date the Rights were granted and 30% on each of the third and fourth anniversaries of the date the Rights were granted. The Rights are payable in shares of the Company's common stock, on a one-for-one basis, upon the grantee's retirement or the grantee may make a one-time election upon the grantee attaining retirement eligibility (age 65 or age plus years of service equal to 55) to have an "in service" distribution while still employed by the Company of up to 50% of the vested Rights. The SRP also provides for an adjustment in the number of Rights in a participant's account based upon dividends and distributions paid by the Company on the underlying shares of common stock from the date of grant. Based on the closing price of the Company's common stock on the New York Stock Exchange on December 31, 2003 of $10.83, the aggregate number and value of all Rights credited to the account of the named executive officer on such date were as follows: Mr. Barr—755,000 Rights and $8,176,650; Mr. Hagerty—64,000 Rights and $693,120; and Mr. DeLury—40,000 Rights and $433,200. As of December 31, 2003, 6.4% of Mr. Barr's Rights were vested, 0% of Mr. Hagerty's Rights were vested and 0% of Mr. DeLury's Rights were vested.

OPTION GRANTS IN 2003

        The following table sets forth information regarding all stock option grants made in 2003 to the named executive officers under the 1998 Stock Incentive Plan. No stock appreciation rights have been granted under the 1998 Stock Incentive Plan.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date	5%	10%
Wallace R. Barr	1,450,000	26.2%	$7.85	01/15/13	$7,158,393	$18,140,774
Harry C. Hagerty, III	100,000	1.8%	$7.15	03/25/13	$337,009	$854,047
Bernard E. DeLury, Jr.	30,000	0.5%	$7.55	01/28/13	$142,539	$361,222
Bernard E. DeLury, Jr.	20,000	0.4%	$6.85	02/24/13	$86,159	$218,343

(1)
The options vest 25% per year on the anniversary of the grant date.

AGGREGATE OPTION EXERCISES AND OPTION VALUES FOR 2003

        The following table sets forth information concerning stock option exercises by the named executive officers during the fiscal year ended December 31, 2003, and the fiscal year-end value of unexercised stock options granted under the 1998 Stock Incentive Plan.

			Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised, In-the-money Options at December 31, 2003(2)
Name	Shares Acquired on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Wallace R. Barr	0	$0	636,000	1,514,000	$2,440,084	$4,541,160
Harry C. Hagerty, III	0	$0	62,500	262,500	$11,875	$312,000
Bernard E. DeLury, Jr.	0	$0	33,750	71,250	$50,089	$187,919

(1)
Amount represents the difference between the market value of the securities on the date the option was exercised and the option exercise price.

(2)
Amount represents the number of options multiplied by the difference between $10.83, the closing price of the Company's common stock on December 31, 2003, and the exercise price of "in-the-money" options.

EQUITY COMPENSATION PLAN INFORMATION

        The following table details information about the Company's equity compensation plans as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	27,666,182	$9.33	5,851,145
Equity compensation plans not approved by security holders(2)	1,584,412	$0.00	915,588

Total	29,250,594	$8.82	6,766,733

(1)
This information relates to the Company's 1998 Stock Incentive Plan and 1998 Independent Director Stock Option Plan.

(2)
This information relates to the Company's Supplemental Retention Plan ("SRP"), which grants certain executives supplemental retention rights ("Rights"). The Rights vest over four years and are payable in shares of Company common stock, on a one-for-one basis, upon the grantee's retirement or the grantee may make a one-time election upon the grantee attaining retirement eligibility (age 65 or age plus years of service equal to 55) to have an "in service" distribution while still employed by the Company of up to 50 percent of the vested Rights.

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on the Company's common stock against the cumulative total return of the S&P 500 Index and the Dow Jones Domestic Casino Index Group for the period commencing on December 31, 1998 and ending on December 31, 2003. This chart assumes that $100 was invested on December 31, 1998 in each of the Company's common stock and applicable index and that all dividends were reinvested.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
CAESARS ENTERTAINMENT, INC.	100.00	196.08	187.26	143.84	131.76	169.88
S & P 500	100.00	121.04	110.02	96.95	75.52	97.18
DOW JONES DOMESTIC CASINOS	100.00	153.94	168.31	185.47	204.11	315.64

INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's independent public accountants for 2003 was Deloitte & Touche LLP ("Deloitte & Touche"). Deloitte & Touche is expected to have representatives present at the Annual Meeting of Stockholders who will have the opportunity to make a statement if such representatives desire and are expected to be available to respond to appropriate questions. Deloitte & Touche has been formally engaged as the Company's independent public accountants to audit our financial statements for the year ending December 31, 2004.

        The following table shows the aggregate fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche for the fiscal years ended December 31:

	2003	2002
Audit Fees	$1,086,450	$845,641
Audit-Related Fees	$67,997	$169,196
Tax Fees	$26,331	$19,370
All Other Fees	$138,783	$0

        The services comprising the fees disclosed under "Audit-Related Fees" are for the audits of the Company's 401(k) employee benefit plans and consulting on financial accounting and reporting matters not arising as a part of the annual audit. The services comprising the fees disclosed under "Tax Fees" are for consulting on various tax-related matters. The services comprising the fees disclosed under "All Other Fees" are for consulting related to the Health Insurance Portability and Accountability Act impact study.

        Deloitte & Touche may not perform services, whether associated with audit or non-audit functions, unless the services have been approved prior to their performance by the Company's Audit Committee. As part of the Company's pre-approval policy, the Audit Committee must be notified of all services that Deloitte & Touche performs. Each fiscal year, the Audit Committee negotiates and pre-approves the annual fee for the annual audit of the Company's consolidated financial statements. Each fiscal year, the Audit Committee also pre-approves the performance of the following services provided the fees for each category do not exceed 10% of the annual fees for the annual audit of the Company's consolidated financial statements: (i) services related to implementation of new accounting standards; (ii) audits of opening balance sheets of acquired companies and accounting consultations on acquisitions and proposed acquisitions where such services would otherwise be performed in the audit of the Company's consolidated financial statements; (iii) services related to procedures used to support the calculation of the gain or loss from dispositions and discontinued operations; (iv) compliance letters, agreed upon procedures, reviews and similar reports related to audited financial statements; (v) audits of financial statements and transactions included in consolidated financial statements that are used by lenders, filed with government and regulatory bodies and similar reports, including affiliate transaction audits; (vi) services that result from the role of Deloitte & Touche as independent auditor such as reviews of Securities and Exchange Commission filings, consents, letters to underwriters and other services related to financings that include audited financial statements; (vii) assistance in reviews and tests of internal controls and internal control reporting requirements; (viii) financial statement audits of employee benefit plans: (ix) SAS 70 attestation reports; (x) electronic accounting research services; (xi) foreign statutory audits and other regulatory reports; (xii) assistance with tax accrual related issues; (xiii) assistance with tax accounting for specific transactions; (xiv) merger and acquisition due diligence services; and (xv) tax serves consisting of tax return preparation, review, consulting and assistance, tax planning services; expatriate tax services, transfer pricing tax services, employee benefit tax services and tax co-sourcing.

        Since the effectiveness of section 202 of the Sarbanes-Oxley Act, one hundred percent of the Audit-Related Fees, Tax Fees and All Other Fees for 2003 were either approved in advance by the Audit Committee or within the pre-approval authorization granted by the Audit Committee.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Any stockholder intending to submit a proposal for inclusion in the proxy statement for the 2005 annual meeting must meet the eligibility and other criteria required under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which proposal must be in writing and delivered to the Company's Secretary, Bernard E. DeLury, Jr., at the Company's principal executive offices at 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, no later than December 15, 2004 in order to be considered timely. Written notice of stockholder proposals (other than proposals for inclusion in the proxy) for consideration at the 2004 annual meeting must be received by the Company's Secretary between February 25, 2005 and March 17, 2005. The 2005 annual meeting is tentatively scheduled to be held on or about May 26, 2005.

OTHER BUSINESS

        The Board of Directors knows of no other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice and this proxy statement should be presented at the annual meeting, the proxies named on the enclosed proxy card will use their discretion to vote all proxies in accordance with their best judgment.

        The Company will provide, without cost, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 upon written request submitted to Bernard E. DeLury, Jr., Secretary, Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109

        Caesars Entertainment, Inc. Annual Report, including financial statements for the period ended December 31, 2003, accompanies these proxy materials. All are being mailed to stockholders of record as of April 6, 2004 on or about April 15, 2004.

By Order of the Board of Directors:

Bernard E. DeLury, Jr., Secretary

Annex A

CAESARS ENTERTAINMENT, INC.

2004 LONG TERM INCENTIVE PLAN

CAESARS ENTERTAINMENT, INC.

2004 LONG TERM INCENTIVE PLAN

        1.     Purpose; Types of Awards; Construction.

        The purposes of the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan (the "Plan") are to afford an incentive to directors, officers, employees and consultants of Caesars Entertainment, Inc. (the "Company"), or any Subsidiary of the Company or Related Entity that now exists or hereafter is organized or acquired, to continue as directors, officers, employees or consultants, as the case may be, to increase their efforts on behalf of the Company and its Subsidiaries and Related Entities and to promote the success of the Company's business. The Plan provides for the grant of stock options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements.

        2.     Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)   "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

          (b)   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change in Control" means:

            (i)    An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (a "Control Purchase"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security [conversion privilege] being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 2(d), or (5) any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund (the "Hilton Acquirors"); or

            (ii)   A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(d), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (any change described in this Section 2(d)(ii), "Board Change"); or

            (iii)  The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, the Hilton Acquirors or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (iv)  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f)    "Committee" means the Compensation Committee of the Board, unless a committee is established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and Section 162(m) of the Code.

          (g)   "Company" means Caesars Entertainment, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (h)   "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

          (i)    "Effective Date" means the date upon which the Plan is approved by the stockholders of the Company.

          (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (k)   "Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales price of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

          (l)    "Grantee" means a person who, as a director, officer, employee or consultant of the Company, a Subsidiary of the Company or a Related Entity, has been granted an Award under the Plan.

          (m)  "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (n)   "NQSO" means any Option that is not designated as an ISO.

          (o)   "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Subsidiary of the Company.

          (p)   "Other Stock-Based Award" means a right or other interest granted to a Grantee under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

          (q)   "Performance Goals" means performance goals based upon one or more of the following business criteria for the Company as a whole, or any of its Subsidiaries or Related Entities on an absolute or relative basis: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (ii) earnings per common share (basic or diluted); (iii) return on assets (gross or net), return on investment, return on capital, or return on equity; (iv) return on revenues; (v) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (vi) economic value created; (vii) operating margin or profit margin; (viii) stock price or total stockholder return; (ix) cost targets, reductions and savings, productivity and efficiencies; and (x) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. In addition, and provided such is consistent with the goal of providing for deductibility under the Code, performance goals for incentive awards to Covered Employees may be based upon a participant's attainment of personal professional objectives. Such objectives may include any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, and the development of long-term business goals. Measuring the performance of the Company or a participant's against these performance goals established by the Committee will be objectively determinable. In addition, unless otherwise determined by the Committee at the time the performance goals are established, performance will be determined (to the extent applicable) according to generally accepted accounting principles in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date. Performance Goals may relate to all or any portion of a Performance Period.

          (r)   "Performance Period" means a period of time determined by the Committee that is no less than twelve months.

          (s)   "Plan" means this Caesars Entertainment, Inc. 2004 Long Term Incentive Plan, as amended from time to time.

          (t)    "Plan Year" means a calendar year.

          (u)   "Prior Plans" means, collectively, the Park Place Entertainment Corporation 1998 Stock Incentive Plan, Park Place Entertainment Corporation 1998 Independent Director Stock Option Plan and the Park Place Entertainment Corporation Supplemental Retention Plan.

          (v)   "Prior Award" means an award granted under a Prior Plan that is outstanding as of March 1, 2004, pursuant to which shares of Stock may be issued to the holder thereof.

          (w)  "Related Entity" means any business, corporation, limited liability Company or other entity in which the Company, or a Subsidiary of the Company, holds at least 25% ownership interest, directly or indirectly.

          (x)   "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

          (y)   "Restricted Stock Unit" means a right granted to a Grantee under Section 6(e) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

          (z)   "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (aa) "Securities Act" means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (bb) "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

          (cc) "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

          (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     Administration.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; to designate Related Entities; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate its authority to grant awards under the

Plan to individuals who are not executive officers of the Company, subject to such conditions determined by the Committee to such person(s) as the Committee shall determine. Notwithstanding the foregoing, neither the Board, the Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders.

        The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, any Subsidiary of the Company, any Related Entity or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

        No member of the Board, the Committee or any of respective delegates shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

        4.     Eligibility.

        Awards may be granted to selected directors, officers, employees or consultants of the Company, any Subsidiary of the Company or any Related Entity, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

        5.     Stock Subject to the Plan.

        The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall, subject to adjustment as provided herein, be 20 million shares. If, subsequent to the Effective Date, any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, be available for Awards under the Plan. No more than 5 million shares of Stock may be made subject to Options to a single individual in a single Plan Year, subject to adjustment as provided herein, and no more than 10 million shares of Stock may be made subject to stock-based awards other than Options (including non-tandem SARs, Restricted Stock and Restricted Stock Units or Other Stock-Based Awards denominated in shares of Stock) to a single individual in a single Plan Year, in either case, subject to adjustment as provided herein. Shares available under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Upon the exercise of any Award (or Prior Award) granted in tandem with any Awards (or Prior Awards), such related Awards (or Prior Awards) shall be cancelled to the extent of the number of shares of Stock as to which the Award (or Prior Award) is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the maximum number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards under the Plan or to any particular Grantee, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards.

        6.     Specific Terms of Awards.

          (a)   General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, a Subsidiary of the Company or Related Entity upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (b)   Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

            (i)    Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

            (ii)   Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price per share of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee for at least six months, through a "broker cashless exercise" procedure approved by the Committee (to the extent permitted by law), or a combination of the above, in any case in an amount having a combined value equal to such exercise price.

            (iii)  Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

            (iv)  Termination of Employment, etc. An Option may not be exercised unless the Grantee is then a director of, in the employ of, or then maintains a consulting relationship with, the Company, a Subsidiary of the Company or a Related Entity, and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of employment or service, to a date not later than the expiration date of such Option.

            (v)   Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

          (c)   SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

            (i)    In General. SARs may be granted independently or in tandem with an Option. Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Committee.

            (ii)   SARs. An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

          (d)   Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

            (i)    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

            (ii)   Forfeiture. Upon termination of employment with or service to the Company, a Subsidiary of the Company or a Related Entity, or upon termination of the consulting or director relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii)  Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

            (iv)  Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e)   Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

            (i)    Award and Restrictions. Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals.

            (ii)   Forfeiture. Upon termination of employment with the Company, a Subsidiary of the Company or a Related Entity, or termination of the director or consulting relationship during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

          (f)    Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

        7.     Change in Control Provisions.

        Unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change in Control:

          (a)   any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable; and

          (b)   the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.

        8.     General Provisions.

          (a)   Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

          (b)   No Right to Continued Employment, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as consultant or director of the Company, any Subsidiary of the Company or any Related Entity or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company, Subsidiary of the Company or Related Entity to terminate such Grantee's employment, or consulting or director relationship.

          (c)   Taxes. The Company, any Subsidiary of the Company or any Related Entity is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations. The Committee may provide in the Award Agreement that in the event that a Grantee is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Grantee may satisfy such obligation (in whole or in part) by electing to have a portion of the shares of Stock to be received upon settlement or exercise of such Award equal to the minimum amount required to be withheld.

          (d)   Stockholder Approval; Amendment and Termination.

            (i)    The Plan shall take effect upon its approval by the stockholders of the Company at a meeting of such stockholders at which such issue is considered and voted upon. In the event that the stockholders of the Company do not approve the Plan, then upon such event the Plan and all rights hereunder shall immediately terminate, no Grantee (or any permitted transferee thereof) shall have any rights under the Plan or any Award Agreement, and all shares reserved under Prior Plans shall remain available under such Prior Plans in accordance with the terms of such Prior Plans.

            (ii)   The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

          (e)   Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted.

          (f)    Deferrals. The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Grantees with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

          (g)   No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

          (h)   Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          (i)    No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j)    Regulations and Other Approvals.

            (i)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            (ii)   Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

            (iii)  In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

            (iv)  The Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or "lock-up" agreement in such form as the Committee shall determine is necessary or desirable to further the Company's interests.

          (k)   Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

Annex B

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CAESARS ENTERTAINMENT, INC.
AS ADOPTED BY THE BOARD ON JANUARY 23, 2004

Purpose

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Caesars Entertainment, Inc. (the "Company") shall:

  •
  assist the Board's oversight of (i) the integrity of the Company's financial statements, (ii) the Company's independent auditors' qualifications and independence, (iii) the performance of the Company's independent auditors and the Company's internal audit function, and (iv) the Company's compliance with legal and regulatory requirements; and

  •
  prepare an audit committee report for inclusion in the Company's annual proxy statement, in accordance with applicable law, regulation and listing standards.

Membership

        The Committee shall be comprised of three or more directors. Each member of the Committee shall meet the independence and experience requirements of applicable law, including the Sarbanes-Oxley Act of 2002 (the "Act"), the listing standards of the New York Stock Exchange (the "NYSE"), and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

        The members of the Committee shall be appointed by the Board at the first meeting of the Board to be held following the annual meeting of the stockholders and shall serve one-year terms. No member of the Committee shall simultaneously be a member of more than two other audit committees of public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve the Committee. Vacancies shall be filled by majority vote of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of directors then in office who qualify as independent directors under the listing standards of the NYSE.

        Each member of the Committee must be "financially literate," as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise," as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be a "financial expert," as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert," the Committee shall so inform the Company.

Procedural Matters

        A member of the Committee may not, other than in such member's capacity as a member of the Committee, the Board, or any other board committee accept any consulting, advisory, or other compensatory fee from the Company; provided, however, that a member of the Committee may receive pension or other forms of deferred compensation from the Company for prior service so long as such compensation is not contingent in any way on continued service.

        The Committee shall fix its own rules of procedure, which shall be consistent with the amended and restated by-laws of the Company (the "By-Laws"), the restated certificate of incorporation of the Company (the "Certificate of Incorporation"), and this charter (the "Charter"). The Committee shall meet as provided by its rules, which shall be at least four times annually or more frequently as circumstances require. The Committee shall, to the extent it deems necessary or appropriate, report regularly to the Board. The Committee shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee. The Committee may form and delegate authority to subcommittees when appropriate. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

        The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Periodically, the Committee shall meet with management, the internal auditors (or other persons responsible for the internal audit function) and with the independent auditor in separate executive sessions.

Authority and Responsibilities

        The Committee shall have the sole and direct responsibility and authority for the appointment, retention, termination, compensation, evaluation and oversight of the firm of independent public accountants serving as independent auditor to the Company and each independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and the independent auditor regarding financial reporting.

        The Committee shall have the ability to retain, with or without Board approval, independent counsel, accountants, consultants or other advisers to assist the Committee in fulfilling its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation (i) to the independent auditor for the purpose of rendering or issuing an audit report and (ii) to any advisers the Committee retains to assist it in fulfilling its duties and responsibilities.

        The Company shall also provide appropriate funding, as determined by the Committee, for ordinary expenses of the Committee that are necessary or appropriate for the Committee to carry out its duties.

        In connection with overseeing the independence of the independent auditors, the Committee shall ensure that the lead audit partner and reviewing audit partner responsible for the audit of the Company's financials statements have not performed audit services for the Company for more than the previous four consecutive fiscal years of the Company. The Committee shall also consider whether to regularly rotate the firm of independent public accountants serving as independent auditor.

        In connection with the Committee's oversight of the independent auditor, the Committee shall receive from the independent auditor and review: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

        At least annually, the Committee shall obtain and review a report by the independent auditor describing (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (iii) all relationships between the auditor and the Company in order to ensure the auditor's independence.

        The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received from employees of the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        The Committee, to the extent it deems necessary or appropriate, shall:

  •
  discuss policies with respect to risk assessment and risk management;

  •
  review with the independent auditor any audit problems or difficulties and management's response;

  •
  meet with the Compliance Committee to discuss the Company's compliance with legal and regulatory requirements;

  •
  discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

  •
  review and discuss with the independent auditor, out of the presence of management if deemed appropriate by the Committee, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61;

  •
  discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

  •
  establish clear hiring policies for employees or former employees of the independent auditors; and

  •
  review and discuss with management and the independent auditor, as applicable: (i) significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods under Generally Accepted Accounting Principles in the United States; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

        The Committee, to the extent it deems necessary or appropriate, shall review with the Chief Executive Officer and Chief Financial Officer and independent auditors, periodically, the following:

  •
  all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditors;

  •
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

  •
  any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Committee shall review and discuss with the Chief Executive Officer and Chief Financial Officer certifications for the periodic reports filed by the Company with the SEC on Form 10-K and Form 10-Q, including such officers' evaluation of the Company's disclosure controls and procedures and internal controls.

        The Committee shall, on an annual basis, evaluate its performance under this Charter by reviewing at least the information and recommendations presented by the Committee to the Board and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner. The Committee shall annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Caesars Entertainment, Inc. 3930 Howard Hughes Parkway Las Vegas, Nevada 89109	Proxy Card and Voting Instructions

This Proxy is Solicited by the Board of Directors

By signing and returning this proxy, you appoint Wesley D. Allison and Mark A. Clayton, and each of them, with full power of substitution, to vote your shares at the Annual Meeting of Stockholders to be held on May 26, 2004, at 8:00 a.m. (local time) (or any adjournments thereof) at the following location:

Caesars Palace
3570 Las Vegas Boulevard South
Las Vegas, Nevada 89109

See reverse for voting instructions

There are three quick and easy ways to vote your proxy:	Company # Control #

OPTIONS FOR SUBMITTING PROXY

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your voting instruction card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located on this proxy card to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your voting instruction card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located on this proxy card and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we've provided or return to Caesars Entertainment, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you vote by Phone or Internet, please do not mail your Proxy Card

\/    Please detach here    \/

The Board of Directors Recommends a Vote FOR Item 1.

1.	ELECTION OF DIRECTORS	01 02	A. STEVEN CROWN GILBERT L. SHELTON	☐	Vote FOR all nominees (except as marked below)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominees, write the number(s) of the nominee(s) in the box provided to the right.)				-->

The Board of Directors Recommends a Vote FOR Item 2.

2.	To approve the Caesars Entertainment, Inc. 2004 Long Term Incentive Plan	☐	FOR	☐	AGAINST	☐	ABSTAIN

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THESE ITEMS. THE NAMED PROXIES, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, ARE AUTHORIZED TO VOTE AT THEIR DISCRETION UPON SUCH OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.
Address Change? Mark Box ☐		Indicate changes below:		Date

Signature(s) in Box
Please sign exactly as your name appears on this proxy. If shares are held in joint tenancy, all joint tenants must sign. Trustees, administrators, etc. must include title and authority. Corporations must provide full name of corporation and title of authorized officer signing.

QuickLinks

SCHEDULE 14A INFORMATION
CAESARS ENTERTAINMENT, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2004
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ITEM 1 ELECTION OF DIRECTORS
ITEM 2 APPROVAL OF THE CAESARS ENTERTAINMENT, INC. 2004 LONG TERM INCENTIVE PLAN
DIRECTORS AND EXECUTIVE OFFICERS
RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
REPORT OF AUDIT COMMITTEE
CODES OF ETHICS, CODE OF CONDUCT AND CORPORATE GOVERNANCE GUIDELINES
DIRECTOR COMPENSATION
EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS AND ARRANGEMENTS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2003
AGGREGATE OPTION EXERCISES AND OPTION VALUES FOR 2003
EQUITY COMPENSATION PLAN INFORMATION
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER BUSINESS
Annex A CAESARS ENTERTAINMENT, INC. 2004 LONG TERM INCENTIVE PLAN
CAESARS ENTERTAINMENT, INC. 2004 LONG TERM INCENTIVE PLAN
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CAESARS ENTERTAINMENT, INC. AS ADOPTED BY THE BOARD ON JANUARY 23, 2004